As filed with the Securities and Exchange Commission on September 14, 2000
                                                    Registration  No.  333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                 MATHSOFT, INC.
             (Exact name of registrant as specified in its charter)

       Massachusetts                                        04-2842217
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

     101 Main Street, Cambridge, Massachusetts               02142
     (Address of Principal Executive Offices)             (Zip Code)

                              ____________________

                                 MATHSOFT, INC.
                      AMENDED AND RESTATED 1992 STOCK PLAN
                            (Full title of the plan)

                                Charles J. Digate
                                 MATHSOFT, INC.
                                 101 Main Street
                              Cambridge, MA  02142
                     (Name and address of agent for service)

                                 (617) 577-1017
          (Telephone number, including area code, of agent for service)
                              ____________________

                                    Copy to:
                                 Gordon H. Hayes
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

                              ____________________

                                            Calculation of Registration Fee
=======================================================================================================================
Title of Securities  Amount to be        Proposed maximum              Proposed maximum         Amount of registration
to be registered      registered   offering price per share(1)   aggregate offering price(1)            fee(1)
-------------------  ------------  ----------------------------  ----------------------------  ------------------------

Common Stock,             750,000  $                     2.2031  $                  1,652,325  $                 436.22
par value $.01
=======================================================================================================================

     (1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee based upon the average of the high and low prices per share as reported on the Nasdaq Smallcap Market on September 13, 2000.

     This registration statement registers additional securities of the same class as other securities for which the following registration statements are effective:

     - registration statement no. 33-58560 on Form S-8 as filed with the SEC on February 19, 1993, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 33-72162 on Form S-8 as filed with the SEC on November 24, 1993, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 33-87542 on Form S-8 as filed with the SEC on December 16, 1994, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 33-99618 on Form S-8 as filed with the SEC on November 20, 1995, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 333-16005 on Form S-8 as filed with the SEC on November 13, 1996, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 333-43833 on Form S-8 as filed with the SEC on January 7, 1998, relating to the MathSoft Amended and Restated 1992 Stock Plan

     - registration statement no. 333-87097 on Form S-8 as filed with the SEC on September 14, 1999, relating to the MathSoft Amended and Restated 1992 Stock Plan.

     Pursuant to General Instruction E, the contents of the above-listed Registration Statements are hereby incorporated by reference.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item  3.  Incorporation  of  Documents  by  Reference
          -------------------------------------------

     The following documents filed with the SEC are incorporated by reference in this registration statement (File No. 0-020992):

     - MathSoft's annual report on Form 10-K for the fiscal year ended December 31, 1999

     - MathSoft's quarterly report on Form 10-Q for the quarter ended March 31, 2000

     - MathSoft's quarterly report on Form 10-Q for the quarter ended June 30, 2000

     -    MathSoft's current report on Form 8-K, dated July 21, 2000

     -    MathSoft's current report on Form 8-K, dated May 18, 2000

     -    MathSoft's current report on Form 8-K, dated April 13, 2000

     -    MathSoft's current report on Form 8-K, dated January 14, 2000 and

     -    The   "Description   of  Capital   Stock"   contained  in   MathSoft's
          registration statement on Form 8-A dated February 3, 1993.

     All documents subsequently filed with the Commission by MathSoft pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities there remaining unsold, shall be deemed incorporated by reference in this registration statement and to be part hereof from the date of filing such documents.



Item  8.  Exhibits
          --------

Exhibit  No.     Description  of  Exhibit
------------     ------------------------

5.1              Opinion  of  Testa,  Hurwitz & Thibeault, LLP (filed herewith).

10.1             Amended  and  Restated  1992  Stock  Plan  (filed  herewith)

23.1             Consent  of  Arthur  Andersen  LLP  (filed  herewith).

23.2             Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit
                 5.1).

24.1 Power of Attorney (contained in Page 4 of this registration statement).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MathSoft certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on the 13 day of September, 2000.

                              MATHSOFT,  INC.

                              By:  /s/  Charles  J.  Digate
                                 ----------------------------
                                 Charles  J.  Digate
                                 President, Chief Executive Officer and Chairman of the Board of Directors

                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of MathSoft, Inc., hereby severally constitute and appoint Charles J. Digate, Dermot P. O'Grady and Gordon H. Hayes, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement and generally do all things in our names and on our behalf in such capacities to enable MathSoft, Inc., to comply with the provisions of the Securities Act of 1933, as amended and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE(S)                           DATE:
---------                         --------                           -----
/s/  Christopher H. Covington     Director                         September 13, 2000
-----------------------------
Christopher  H.  Covington

/s/ Charles J. Digate             President, Chief Executive       September 13, 2000
-----------------------------     and Chairman of the Board
Charles  J.  Digate               of  Directors  (Principal
                                  Executive  Officer)

/s/  David  D.  Martin            Director                         September 13, 2000
-----------------------------
David  D.  Martin

/s/  Dermot  P.  O'Grady          Vice President, Finance and      September 13, 2000
-----------------------------     Administration, Chief Financial
Dermot  P.  O'Grady               Officer, Treasurer and Clerk
                                  (Principal Financial and
                                  Accounting  Officer)

/s/  Sung  Park                   Director                         September 13, 2000
-----------------------------
Sung  Park

/s/  Walter  M.  Pile,  Jr.       Director                         September 13, 2000
-----------------------------
Walter  M.  Pile,  Jr.


                                      - 5 -


/s/  June  L.  Rokoff             Director                         September 13, 2000
-----------------------------
June  L.  Rokoff

                                  EXHIBIT INDEX
                                  -------------


Exhibit  No.     Description  of  Exhibit
------------     ------------------------

5.1              Opinion  of  Testa,  Hurwitz  & Thibeault, LLP (filed herewith)

10.1             Amended  and  Restated  1992  Stock  Plan  (filed  herewith)

23.1             Consent  of  Arthur  Andersen  LLP  (filed  herewith)

23.2             Consent  of  Testa,  Hurwitz  &  Thibeault,  LLP  (included  in
                 Exhibit 5.1)

24.1 Power of Attorney (contained in Page 4 of this registration statement)